FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth Fund

1.	Issuer: Republic Services

2.	Date of Purchase: 6/30/98       3.  Date offering
commenced: 7/7/98

4.	Underwriters from whom purchased: Merrill Lynch

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $235,200

7.	Aggregate principal amount of offering:  $1,320,000,000

8.	Purchase price (net of fees and expenses):  $24

9.	Initial public offering price:  $24

10.	Commission, spread or profit:  	%
	$.73_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Ellen Harris	Date:	7/17/98



FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth Fund

1.	Issuer: Young & Ruicam

2.	Date of Purchase: 5/12/98       3.  Date offering
commenced: 5/12/98

4.	Underwriters from whom purchased:  DLJ

5.	"Affiliated Underwriter" managing or participating in
syndicate:  PaineWebber

6.	Aggregate principal amount of purchase: $50,000

7.	Aggregate principal amount of offering:  $400,000,000

8.	Purchase price (net of fees and expenses):  $25

9.	Initial public offering price:  $25

10.	Commission, spread or profit:  	%
	$.825_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Ellen Harris	Date:	6/9/98



FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth Fund

1.	Issuer: Ifinity Broadcasting

2.	Date of Purchase:  12/9/98       3.  Date offering
commenced: 12/9/98

4.	Underwriters from whom purchased: Merrill Lynch

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $266,500

7.	Aggregate principal amount of offering:  $2,879,000,000

8. Purchase price (net of fees and expenses):  $20.5

9.	Initial public offering price:  $20.5

10.	Commission, spread or profit:  	%
	$.50_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Ellen Harris	Date:	12/16/98



FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth Fund

1.	Issuer: Fox Entertainment

2.	Date of Purchase:  11/10/98      3.  Date offering
commenced: 11/10/98

4.	Underwriters from whom purchased: Merrill Lynch

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $135,000

7.	Aggregate principal amount of offering:  $2,808,000,000

8. Purchase price (net of fees and expenses):  $22.50

9.	Initial public offering price:  $22.50

10.	Commission, spread or profit:  __%	$.55_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Ellen Harris	Date:	12/16/98



FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth & Income

1.	Issuer:  Republic Services

2.	Date of Purchase:  6/30/98    3.  Date offering
commenced: 7/10/98

4.	Underwriters from whom purchased: Merrill Lynch

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $79,200

7.	Aggregate principal amount of offering:  $1,320,000,000

8. Purchase price (net of fees and expenses):  $24

9.	Initial public offering price:  $24

10.	Commission, spread or profit:  __%	$.73_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Mark Tincher 	Date:	7/17/98



FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth & Income

1.	Issuer:  RN Energy

2.	Date of Purchase:  3/4/98    3.  Date offering commenced:
3/4/98

4.	Underwriters from whom purchased: Morgan Stanley

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $104,000

7.	Aggregate principal amount of offering:  $520,000,000

8. Purchase price (net of fees and expenses):  $52

9.	Initial public offering price:  $52

10.	Commission, spread or profit:  __%	$1.25_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Mark Tincher 	Date:	5/14//98



FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth & Income

1.	Issuer:  P& S Corp.

2.	Date of Purchase:  8/4/98    3.  Date offering commenced:
8/4/98

4.	Underwriters from whom purchased:  Smith Barney

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $100,000

7.	Aggregate principal amount of offering:  $15,000,000,000

8. Purchase price (net of fees and expenses):  $100

9.	Initial public offering price:  $100

10.	Commission, spread or profit:  __%	$ 15_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Mark Tincher 	Date:	8/30/98





FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Balanced Fund

1.	Issuer:   Fox Entertainment.

2.	Date of Purchase:  11/10/98    3.  Date offering
commenced: 11/10/98

4.	Underwriters from whom purchased:   Merrill Lynch

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $45,000

7.	Aggregate principal amount of offering:  $2,808,000,000

8. Purchase price (net of fees and expenses):  $22.50

9.	Initial public offering price:  $22.50

10.	Commission, spread or profit:  __%	$ .55_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Mark Tincher 	Date:	12/16/98



FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth & Income

1.	Issuer:   Young & Rubicam.

2.	Date of Purchase:  5/12/98    3.  Date offering
commenced: 5/12/98

4.	Underwriters from whom purchased:   DLJ

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $12,500

7.	Aggregate principal amount of offering:  $400,000,000

8. Purchase price (net of fees and expenses):  $25

9.	Initial public offering price:  $25

10.	Commission, spread or profit:  __%	$ .825_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Mark Tincher 	Date:	6/9/98


FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth & Income

1.	Issuer:  RN Energy

2.	Date of Purchase:  3/4/98    3.  Date offering commenced:
3/4/98

4.	Underwriters from whom purchased: Morgan Stanley

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $5,196,000

7.	Aggregate principal amount of offering:  $520,000,000

8. Purchase price (net of fees and expenses):  $52

9.	Initial public offering price:  $52

10.	Commission, spread or profit:  __%	$1.25_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Mark Tincher 	Date:	4/7/98


FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth & Income

1.	Issuer:   Fox Entertainment.

2.	Date of Purchase:  11/10/98    3.  Date offering
commenced: 11/10/98

4.	Underwriters from whom purchased:   Merrill Lynch

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $33,750

7.	Aggregate principal amount of offering:  $2,808,000,000

8. Purchase price (net of fees and expenses):  $22.50

9.	Initial public offering price:  $22.50

10.	Commission, spread or profit:  __%	$ .50_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Mark Tincher 	Date:	12/16/98


FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Growth & Income

1.	Issuer: Ifinity Broadcasting

2.	Date of Purchase:  12/9/98       3.  Date offering
commenced: 12/9/98

4.	Underwriters from whom purchased: Merrill Lynch

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $41,000

7.	Aggregate principal amount of offering:  $2,870,000,000

8. Purchase price (net of fees and expenses):  $20.5

9.	Initial public offering price:  $20.5

10.	Commission, spread or profit:  	%
	$.50_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Ellen Harris	Date:	12/16/98



FORM 10f-3
Registered Domestic Securities


Fund: Series Trust - Balanced Fund

1.	Issuer: Ifinity Broadcasting

2.	Date of Purchase:  12/9/98       3.  Date offering
commenced: 12/9/98

4.	Underwriters from whom purchased: Merrill Lynch

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $61,500

7.	Aggregate principal amount of offering:  $2,870,000,000

8. Purchase price (net of fees and expenses):  $20.5

9.	Initial public offering price:  $20.5

10.	Commission, spread or profit:  	%
	$.50_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Ellen Harris	Date:	12/16/98



FORM 10f-3
Registered Domestic Securities


Fund: Series Trust -Balanced Fund

1.	Issuer:   Young & Rubicam.

2.	Date of Purchase:  5/12/98    3.  Date offering
commenced: 5/12/98

4.	Underwriters from whom purchased:   DLJ

5.	"Affiliated Underwriter" managing or participating in
syndicate: PaineWebber

6.	Aggregate principal amount of purchase: $62,500

7.	Aggregate principal amount of offering:  $400,000,000

8. Purchase price (net of fees and expenses):  $25

9.	Initial public offering price:  $25

10.	Commission, spread or profit:  __%	$ .825_

11.	Have the following conditions been satisfied?
YES
NO
a. The securities are
part of an issue
registered under the
Securities Act of 1933
that is being offered to
the public.	 __X___	_____

b.  The securities
were purchased prior
to the end of the first
day on which any
sales are made (of, if
a rights offering, the
securities were
purchased on or
before the fourth day
preceding the day on
which the offering
terminated).	___X____`	______

c.  The securities
were purchased at a
price not more than
the price paid by
each purchaser in
the offering.	___X___	______

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission,
spread or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the
same period.	___X____	_______

f.  The issuer of
the securities and
any predecessor
have been in
continuous
operation for not
less than three
years.	___X___	________

g.  The amount of
such securities
purchased by all of
the investment
companies
advised by Mitchell
Hutchins (or the
Fund's Sub-
Adviser, if
applicable) did not
exceed 25% of the
principal amount
of the offering.	____X___	________

h.  No Affiliated
Underwriter was a
direct or indirect
participant in or
beneficiary of the
sale.	____X____	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including
PaineWebber Incorporated.  In the cash of a fund advised by a Sub-
Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  Mark Tincher 	Date:	6/9/98